Investment Strategy - Advisors Capital International ETF Fund	May 11, 2026
Prospectus [Line Items]
Strategy [Heading]	The Principal Investment Strategy of the Fund
Strategy Narrative [Text Block]

Under normal circumstances, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in exchange-traded funds (“ETFs”). The Fund invests primarily in the common stocks of international companies of any capitalization by using ETFs and mutual funds in different combinations and weightings. The ETFs and mutual funds (“Underlying Funds”) each invest primarily in the common stock of international companies of varying market capitalizations, sectors and strategy themes. The Fund defines international companies as: (i) those organized outside the U.S.; (ii) having a class of securities whose principal securities market is outside the U.S.; or (iii) deriving 50% or more of total revenues or earnings from goods produced, sales made, or services provided outside the U.S., or maintaining 50% or more of its employees, assets, investments, operations, or other business activity outside the U.S.

The Fund’s investment advisor delegates execution of the Fund’s investment strategy to Advisors Capital Management, LLC (the “Sub-Advisor”). The Sub-Advisor employs a fund of funds strategy focused on ETFs. The Underlying Funds selected typically follow an index-tracking strategy, however, the Sub-Advisor may also use actively managed Underlying Funds.

The Sub-Advisor seeks to construct a portfolio of Underlying Funds that represent various themes and sub-strategies that it believes will produce above average risk-adjusted returns when compared to the international equity market as a whole. Underlying Funds include those that track an equity index focused on specific countries or regions. This may include those that track equity indices focused on specific market capitalizations, specific investment styles (for example growth or value), or limits on expected volatility. The Sub-Advisor seeks to focus on stocks of international companies, but there are no restrictions on the type of equity index-tracking Underlying Funds that the Sub-Advisor may choose. The Sub-Advisor uses SEC Filings, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources to gather information used in its fundamental analysis of the economy, sectors and regions within the Underlying Funds.

The Fund is typically structured with 5 to 15 Underlying Funds. The Fund is diversified, investing in multiple countries/regions and is non-constrained by industry or sector. The Sub-Advisor uses statistical analysis to avoid what it believes are over exposures to individual industry or country risk factors. The Sub-Advisor regularly reviews each of the Underlying Funds in the portfolio to confirm that each Underlying Fund continues to be consistent with the investment objective of the Fund. The Sub-Advisor generally considers expenses, liquidity, and management tenure when evaluating Underlying Funds. The Sub-Advisor primarily sells an Underlying Fund to adjust asset allocation but may also do so when a lower cost Underlying Fund becomes available.

Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund invests at least 80% of its assets (defined as net assets plus borrowing for investment purposes) in exchange-traded funds (“ETFs”). The Fund invests primarily in the common stocks of international companies of any capitalization by using ETFs and mutual funds in different combinations and weightings.